UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of Report: April 20, 1998

                  Entertainment Properties Trust
      (Exact name of registrant as specified in its charter)

          Maryland              1-13561           43-179877
(State or other jurisdiction  (Commission         (IRS Employer
      of incorporation)       File Number)    Identification No.)

1200 Main, Suite 3250         Kansas City, Missouri   64105
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (816) 472-1700

                               N/A
(Former name or former address, if changed since last report.)

Item 2  Acquisition or Disposition of Assets

     The Company has acquired the megaplex theatre property known as Mesquite 30 in Mesquite, Texas ("Mesquite 30") from an affiliate of American Multi-Cinema, Inc. ("AMC"), a wholly-owned subsidiary of AMC Entertainment, Inc. ("AMCE"). The Company has also acquired two undeveloped pad sites in connection with the Mesquite 30 acquisition. Mesquite 30 and the associated pad sites were purchased for cash with proceeds from the Company's $200 million Bank Credit Facility.

     Mesquite 30 is one of the "Option Properties" described in the Company's Prospectus contained in its Registration Statement on Form S-11, Registration No. 33-35281 (the "Registration
Statement").



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     Mesquite 30 was acquired on April 20, 1998.  The theatre has
30 screens and 6,008 seats and occupies 130,891 gross square feet. The purchase price for Mesquite 30 was $24.6 million, including $1.5 million for the undeveloped pad sites. Title to the theatre and pad sites is held in the name of a wholly-owned subsidiary of the Company.

     Mesquite 30 has been leased to AMC at an initial annual rental rate of $2.4 million. The Company intends to lease the pad sites to developers of restaurants or other businesses complimentary to the theatre.

     The Lease for Mesquite 30 is a triple-net lease with an initial term of 15 years which may be extended upon the same terms and conditions for four additional five-year terms at the option of AMC. The Lease is referred to as a triple net lease in that it requires AMC to pay substantially all expenses associated with the operation of the property, such as taxes and other governmental charges, insurance, utilities, service, maintenance and any ground lease payments, if applicable. The Lease requires that, for a specified period, AMC shall operate the property only as a movie theatre and activities incidental thereto. AMC's performance of its obligations under the Lease has been guaranteed by AMCE.

     The following table illustrates the forecasted impact on the Company's financial position of the acquisition of Mesquite 30:

             FORECAST FINANCIAL STATEMENT IMPACT OF
                     MESQUITE 30 ACQUISITION

                                         Gross
                                      (thousands)     Per Share
Theatre property acquisition price      $23,200         $1.67
Pad site acquisition price                1,484           .10
     Total acquisition price            $24,684         $1.77

Annual theatre rents /1/                 $2,436         $.17
Annual cost of funds /2/                ($1,696)       ($.12)
     Funds from Operations                 $740         $.03

Annual depreciation                       ($507)       ($.04)

     Annual net income                     $233         $.01

/1/  Does not include potential rental revenue from pad sites.
/2/ Assumes current interest rates and current margins over base rate.

     Peter C. Brown, Chairman of the Board of the Company, is the President, Chief Financial Officer and a director of AMCE. Mr. Brown is also Executive Vice President, Chief Financial Officer and a director of AMC. Robert C. Harris, President, Chief Development Officer and a trustee of the Company, is the former Senior Vice President of AMC in charge of its international affairs.

     The purchase price for the theatre property was determined by the management of both AMCE and the Company as the cost of developing and constructing the property. The associated pad sites were purchased at fair market value as agreed between AMCE and the Company.

     The Lease payment obligations with respect to the theatre property were determined by the management of AMCE and the Company and were not negotiated on an arms-length basis. The Lease payments are based on an initial capitalization rate of 10.5%, which the Company believes reflects the fair market value of the theatre property to the Company based on rates for comparable triple net lease transactions. The 10.5% capitalization rate is consistent with the rate utilized in other theatre leases between AMC and the Company.

     The theatre property will be operated by AMC as a megaplex movie theatre under the terms of the Lease.

     The description of Mesquite 30 and the underlying Lease terms contained in the Prospectus which is a part of the Registration Statement under the captions "Business of the Company and its Properties" and "Leases" is incorporated by reference in this Report.

    CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

     WITH THE EXCEPTION OF HISTORICAL INFORMATION, THIS REPORT ON FORM 8-K CONTAINS FORWARD-LOOKING STATEMENTS AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND IDENTIFIED BY SUCH WORDS AS "WILL BE," "INTENDED," "CONTINUE," "BELIEVE," "MAY," "EXPECT," "HOPE," "ANTICIPATE," "GOAL," "FORECAST" OR OTHER COMPARABLE TERMS. THE COMPANY'S ACTUAL FINANCIAL CONDITION, RESULTS OF OPERATIONS OR BUSINESS MAY VARY MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD-LOOKING STATEMENTS AND INVOLVE VARIOUS RISKS AND UNCERTAINTIES, INCLUDING BUT NOT LIMITED TO THE FOLLOWING:

     . The Company's initial dependence on a single tenant and lease guarantor for its lease revenues and ability to make distributions to its shareholders

     .    The Company's ability to diversify its portfolio

     . Potential conflicts of interest involving the Company and its initial tenant and lease guarantor

     . Competition from other entities providing capital to the entertainment industry

     .    Dependence on key personnel

     . Operating risks in the entertainment industry that may affect the operations of the Company's tenants

     . Tax risks arising from the Company's qualification as a REIT

     .    Interest rates and availability of debt financing

     .    General real estate investment risks

     .    Other risks and uncertainties

     INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON SUCH
FORWARD-LOOKING STATEMENTS, AND ARE ENCOURAGED TO REVIEW THE RISK
FACTORS IDENTIFIED IN THE COMPANY'S PROSPECTUS CONTAINED IN THE
REGISTRATION STATEMENT ON FORM S-11.

Item 7  Financial Statements and Exhibits

     (a) Financial statements of business acquired. The Company will not operate Mesquite 30, but is instead leasing the theatre property (through its wholly-owned subsidiary) to AMC in accordance with a triple net Lease guaranteed by AMCE. The theatre property is being used entirely by AMC in its business pursuant to a triple net Lease from the Company's subsidiary and is not being used in any significant way for rental to third parties. Accordingly, consolidated financial statements of AMCE, as guarantor of the Lease, have been provided in lieu of an operating statement for the theatre property.

          For information with respect to the financial condition and results of operations of AMCE and subsidiaries (including AMC), reference is made to the unaudited Condensed Pro Forma Financial Statements and notes thereto of AMC Entertainment, Inc. and subsidiaries for the twenty-six week period ended October 2, 1997 and the year (53 weeks) ended April 3, 1997; the unaudited Financial Statements and notes thereto of AMC Entertainment, Inc. and subsidiaries as of October 2, 1997 and April 3, 1997 and for the twenty-six weeks ended October 2, 1997 and September 26, 1996; and the Consolidated Financial Statements of AMC Entertainment, Inc. and subsidiaries and report thereon of independent accountants for the year (53 weeks) ended April 3, 1997 and years (52 weeks) ended March 28, 1996 and March 30, 1995 contained in the Registration Statement and incorporated by reference into this Report.

     (b) Pro forma financial information - The Company will not operate Mesquite 30 but is instead leasing Mesquite 30 to AMC under a triple net Lease guaranteed by AMCE. Accordingly, the forecast financial information in the table included in Item 2 of this Form 8-K is being provided in lieu of pro forma financial information.

     (c)  Exhibits

          EXHIBIT NO.              DESCRIPTION


          10.1 Form of Agreement of Sale and Purchase between the Company and American Multi-Cinema, Inc. (incorporated by reference to Exhibit 10.1 to the Registration Statement)

          10.5 Form of Lease entered into between the Company and American Multi-Cinema, Inc. (incorporated by reference to Exhibit
                         10.5 to the Registration Statement)

          10.6 Form of Guaranty of Lease between the Company and AMC Entertainment, Inc. (incorporated by reference to Exhibit
                         10.6 to the Registration Statement)

          99 Sections of the Prospectus contained in the Registration Statement and entitled "Business of the Company and its Properties" and "Leases" and the financial statements of AMCE and subsidiaries identified in Item 7(a) (incorporated by reference to Exhibit 99 to the Company's Current Report on Form 8-K dated January 30, 1998).

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ENTERTAINMENT PROPERTIES TRUST


Date:  April 27, 1998         By  /s/ David M. Brain
                                   David M. Brain, Chief
                                   Financial Officer